Filed Pursuant to Rule 497(e)
1933 Act: 002-90810
1940 Act: 811-04010

OCM Mutual Fund

February 4, 2009

Supplement to the Prospectus
dated March 28, 2008

Management of the Fund

The section of the Prospectus labeled “Management of the Fund” is revised in its entirety to read as follows:

“Orrell Capital Management, Inc. manages the Fund’s investments

        OCM is the Fund’s investment adviser. OCM’s address is:

1536 Holmes Street, Livermore, CA 94550

        OCM has been in business since 1984. As the investment adviser to the Fund, OCM manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund paid OCM an annual advisory fee equal to 0.87% of its average net assets for the most recent fiscal year. The fee paid to OCM is based on the Fund’s average net assets, beginning at 1.0% and decreasing as the assets of the Fund reach certain levels. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with OCM is available in the annual report of the Fund to shareholders for the most recent period ended November 30.

        Gregory M. Orrell is primarily responsible for the day-to-day management of the Fund’s portfolio. He is the Fund’s principal portfolio manager. Mr. Orrell has been President of OCM since 1984.

        The SAI for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.”

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The date of this Supplement is February 4, 2009.

Please retain this Supplement for future reference.